Related party transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Related party transactions	Related party transactions
Francis Davidson Promissory Note
In November 2019, Sonder granted Mr. Davidson, its CEO, the ability to purchase 5,613,290 shares of common stock for an aggregate exercise price of $24.6 million, all of which Mr. Davison exercised in December 2019 with a full recourse promissory note payable to Sonder. As of December 31, 2021 and 2020, the aggregate borrowings outstanding under the note, including interest, were $25.7 million and $25.2 million, respectively. The aggregate outstanding principal amount and interest under the loan were payable in full prior to the consummation of the Business Combination. Refer to Note 14. Stockholders’ Deficit and Note 18. Subsequent events for details.
2021 Convertible Promissory Notes
In March 2021, Sonder issued the Sonder Convertible Notes in an aggregate principal amount of $165.0 million to certain investors in exchange for Sonder’s agreement to issue the investors shares of its capital stock upon the occurrence of certain events described in the Note Purchase Agreement dated March 12, 2021. As of December 31,
2021, Sonder’s investors and their affiliates held $43.3 million of the Sonder Convertible Notes. The Sonder Convertible Notes automatically converted into shares of Sonder Common Stock immediately prior to the consummation of the Business Combination. See Note 7. Debt and Note 18. Subsequent events for details of the transaction.